SEASONS SERIES TRUST

Supplement to the Statutory Prospectus Dated July 30, 2012

Effective immediately, for the following portfolios:

Diversified Fixed Income Portfolio in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” with respect to the portfolio manager disclosure for PineBridge Investment LLC (“PineBridge”), all reference to Tim Lindvall is deleted in its entirety.

In the section titled “MANAGEMENT,” under the “Information about the Subadvisers” in the portfolio manager information for PineBridge for the Diversified Fixed Income Portfolio, all reference to Tim Lindvall is deleted in its entirety.

International Equity Portfolio in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for PineBridge is supplemented with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Sheedsa Ali	2012	Vice President and Portfolio Manager/Global Equities

In the Management section under Information about the Subadvisers the portfolio manager information for PineBridge for the International Equity Portfolio is deleted in its entirety and replaced with the following:

“A portion of the International Equity Portfolio is managed by Michael J. Kelly, Kate Faraday and Sheedsa Ali. Mr. Kelly, Managing Director, Global Head of Asset Allocation, joined PineBridge in 1999. In his current role, Mr. Kelly is responsible for the development and management of structured equity products worldwide and the expansion of PineBridge’s capabilities for institutional pension fund advisory and retail orientated asset allocation vehicles. Ms. Faraday, Vice President and Portfolio Manager/Trader, Structured Equity, is responsible for portfolio management and trading on the group’s passive and research enhanced strategies. Ms. Faraday joined the PineBridge in 2007. From 2004 to 2006, Ms. Faraday was an equity trader at KR Capital Advisors. Ms. Ali, Vice President and Portfolio Manager/Global Equities, joined PineBridge in 2005 and is part of the investment team for the Research Enhanced Products. Ms. Ali is responsible for quantitative model research, developments and enhancements, portfolio construction, R&D for global enhanced index products.”

Dated: August 10, 2012

Version: Combined Master

SEASONS SERIES TRUST

Supplement to the Statement of Additional Information dated July 30, 2012

Effective immediately, under the heading PORTFOLIO MANAGERS, under the section Other Accounts, in regard to PineBridge Investments, LLC, the disclosure with respect to Tim Lindvall is deleted in its entirety.

Dated: August 10, 2012